SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                 August 19, 1999




                              TECHE HOLDING COMPANY
               --------------------------------------------------
             (Exact name of Registrant as specified in its Charter)



        Louisiana                  0-25538            72-1287456
       ------------               ----------        -------------
(State or other jurisdiction    (SEC File No.)      (IRS Employer
     of incorporation)                             Identification
                                                       Number)


211 Willow Street, Franklin, Louisiana                 70538
--------------------------------------               ----------
(Address of principal executive offices)             (Zip Code)




Registrant's telephone number, including area code: (318) 828-3212
                                                    --------------

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last Report)

                              TECHE HOLDING COMPANY

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------


Item 5.  Other Events
         ------------

         Teche Holding Company, Franklin, Louisiana ("Company"), the holding company of Teche Federal Savings Bank ("Bank"), announced that it completed a 10% stock repurchase plan and adopted a plan to repurchase up to an additional 10% of the shares of the Company's common stock.

         A copy of a press release issued by the Registrant on August 19, 1999 is attached hereto as Exhibit 99 and is incorporated herein by reference in its entirety.

Item 7.   Financial Statements, Pro Forma Financial
          Information and Exhibits
          -----------------------------------------

         (c)      Exhibits:

                  99       Press Release dated August 20, 1999.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                         TECHE HOLDING COMPANY



Date: August 20, 1999                    By:  /s/ Patrick O. Little
                                             -------------------------
                                             Patrick O. Little
                                             Chief Executive Officer

                                   EXHIBIT 99

                              TECHE HOLDING COMPANY
                   211 WILLOW STREET - PHONES: 1-318-828-3212
                         LOUISIANA WATTS: 1-800-256-1500
                         FRANKLIN, LOUISIANA 70538-1031

                                 August 19, 1999



                                                For Release August 19, 1999
                                               For More Information Contact:
                                          Patrick Little, President and CEO
                                                             (318) 828-3212


               TECHE HOLDING COMPANY ANNOUNCES REPURCHASE ACTIVITY

         FRANKLIN, LA (AMEX-TSH-Teche Holding Company) - Patrick Little, President and CEO of Teche Holding Company, holding company for Teche Federal Savings Bank, announced today that it has completed its recent stock repurchase program in which the Company purchased 309,500 shares or 10% of its common stock at an average cost of $15.66 per share.

         Little also announced that the company has adopted a program to repurchase up to 10% 278,500 shares of the company's common stock.

         The repurchase will be made in accordance with the plan and are expected to be made in open-market and privately negotiated transactions, subject to the availability of stock, market conditions, the trading price of the stock and the Company's financial performance. Such repurchased shares will become treasury shares and will be utilized for general corporate and other purposes, including the issuances of shares in connection with the exercise of stock options. The repurchase program is expected to be completed by June 15, 2001, at which time the Company may terminate or continue the program.

         Teche Federal Savings Bank is a federally-chartered savings bank headquartered in Franklin, Louisiana. The Bank presently operates thirteen full service offices in the Louisiana parishes of St. Mary, Iberia, Lafayette, St. Martin, Terrebonne and Lafourche.

         The Bank's deposits are insured up to legal maximum limits by the Federal Deposit Insurance Corporation (FDIC).